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                          RECAPITALIZATION AGREEMENT

                                     among

                                AMERIKING, INC.

                          BANCBOSTON INVESTMENTS INC.

                                   MCIT PLC

                           PMI MEZZANINE FUND, L.P.

                                      and

          THE OTHER STOCKHOLDERS NAMED ON THE SIGNATURE PAGES HERETO

                          --------------------------

                        Dated as of ____________, 1996


                          --------------------------


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                          RECAPITALIZATION AGREEMENT


         RECAPITALIZATION AGREEMENT (this "Agreement"), dated as of _________, 1996, by and among National Restaurant Enterprises, Inc. ("Enterprises"), AmeriKing, Inc. (the "Company"), MCIT PLC ("MCIT"), BancBoston Investments Inc. ("BBI"), PMI Mezzanine Fund, L.P., Jordan/Zalaznick Capital Company, Leucadia Investors, Inc., John W. Jordan, II, Revocable Trust, Thomas H. Quinn, John M. Camp Profit Sharing Plan, John M. Camp, David W. Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, John M. Camp, A. Richard Caputo, Jr., James E. Jordan, Jr., Paul Rodzevik, Lawrence Jaro ("Jaro"), William Osborn ("Osborn"), Gary Hubert, Joel Aaseby, Scott Vasatka, Donald Stahurski, Tabor Restaurants Associates, Inc., Jaro Enterprises, Inc., Jaro Restaurants Associates, Inc., JB Restaurants, Inc., Osburger, Inc., Castleking, Inc. and White-Osborn Restaurants, Inc. (collectively referred to as the "Stockholders)". The Stockholders, together with the Company and TJC Management Corporation ("TJC"), are referred to as the "Parties").

                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, the Parties desire to recapitalize the Company, and in connection therewith, the Company has filed a Registration Statement on Form S-1 (File No. 333-04261) (as amended or supplemented, the "Registration Statement") relating to a proposed initial public offering of the Company's Common Stock (the "Offering");

         WHEREAS, the proposed recapitalization ("Recapitalization") includes the following primary components: (a) (i) the reclassification of all of the issued and outstanding shares of (x) Class A Common Stock, Class C Common Stock and Class D Common Stock into an equal number of shares of Common Stock and (y) Class B Common Stock into an equivalent number of shares of Non-Voting Common Stock and (ii) the retirement of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock as classes of capital stock of the Company (collectively, the "Reclassification"); (b) the ____-to-1 stock split (the "Stock Split") of all outstanding shares of Common Stock; (c) the Offering; (d) the prepayment in full of the Company's $15.0 million aggregate principal amount of 12.5% Senior Subordinated Notes due 2005 (the "Senior Subordinated Notes") held by PMI as of June 30, 1996, plus prepayment premiums and accrued interest thereon; (e) the prepayment in full of the Company's $11.0 million aggregate principal amount of 12.75% Subordinated Notes due 2005 (the "Subordinated Notes) held by MCIT as of June 30, 1996; (f) the prepayment in full of the Company's $4.4 million aggregate principal amount of 12.75% Seller Notes due 2005 (the "Seller Notes") held by affiliates of Jaro and Osborn as of June 30, 1996; (g) the prepayment in full of the Company's $600,000 aggregate principal amount of 6.0% promissory notes due 2005 (the "BBI Notes") held by BancBoston Investments, Inc. as of June 30, 1996; (h) the redemption of all accrued and outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock and Class B Preferred Stock as






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of June 30, 1996; (i) the repurchase of all of the warrants issued by the
Company to PMI; (j) the payment of $_____ to TJC in payment of accrued fees under the TJC Consulting Agreement prior to ________________, 1996; (k) the execution of the Amended and Restated Consulting Agreement; (l) the amendment of the Stockholders Agreement; (m) the execution of an amended and restated credit agreement (the "New Credit Facility"); and (n) all other related transactions, agreements and instruments contemplated by this Agreement and/or described, and based upon the assumptions described, in the Registration Statement.

         [WHEREAS, the Company is required to notify BKC and obtain its consent prior to amending any of the Company's corporate governance documents, including without limitation, those instruments specified in Section 5.3 of this Agreement;]

         WHEREAS, pursuant to the rules and regulations of the Securities and Exchange Commission, the Company is required to file the Amended Company Charter prior to the effective date of the Registration Statement; and

         WHEREAS, in order to implement the Recapitalization, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings specified below:

         "Amended and Restated Company By-Laws" means the Company's Amended and Restated By-Laws substantially in the form of Exhibit A hereto.

         "Amended and Restated Company Charter" means the Company's Amended and Restated Certificate of Incorporation substantially in the form of Exhibit B hereto.

         "Amended and Restated Consulting Agreement" means the Amended and Restated Management Consulting Agreement to be entered into between the Company and TJC simultaneously with the consummation of the Offering, substantially in the form of Exhibit D hereto.

         "Amended and Restated Stockholders Agreement" means the Amended and Restated Stockholders Agreement substantially in the form of Exhibit G hereto.

         "AmeriKing Investors" means Lawrence Jaro, William Osborn, Gary Hubert, Joel Aaseby, Scott Vasatka, Tabor Restaurants Associates, Inc., Jaro Enterprises, Inc., Jaro

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Restaurants Associates, Inc., JB Restaurants, Inc., Osburger, Inc.,
Castleking, Inc. and White-Osborn Restaurants, Inc.

         "BBI Notes" has the meaning specified in the recitals to this Agreement.

         "BKC" means the Burger King Corporation.

         "Class A Common Stock" means the Company's Class A Common Stock, par value $.01 per share.

         "Class B Common Stock" means the Company's Class B Common Stock, par value $.01 per share.

         "Class C Common Stock" means the Company's Class C Common Stock, par value $.01 per share.

         "Class D Common Stock" means the Company's Class D Common Stock, par value $.01 per share.

         "Class A1 Preferred Stock" means the Company's Class A Preferred Stock, par value $.01 per share.

         "Class A2 Preferred Stock" means the Company's Class A2 Preferred Stock, par value $.01 per share.

         "Class B Preferred Stock" means the Company's Class B Preferred Stock, par value $.01 per share.

         "Closing" has the meaning specified in Section 4.1 of this Agreement.

         "Closing Time" has the meaning specified in Section 4.1 of this Agreement.

         "Common Stock" means the Company's Common Stock, par value $.01 per share.

         "Company" shall have the meaning as set forth in the preamble to this Agreement.

         "Directors Indemnification Agreements" means the Indemnification Agreements substantially in the form of Exhibit C hereto.

         "Enterprises" means National Restaurant Enterprises, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.


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         "Equity Securities" of the Company means the Class A1 Preferred
Stock, Class A2 Preferred Stock, Class B Preferred Stock, Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

         "Jaro" has the meaning specified in the preamble.

         "Jordan Investors" means Jordan/Zalaznick Capital Company, Leucadia Investors, Inc., TJC Management Corporation, John W. Jordan II Revocable Trust, David W. Zalaznick, Thomas H. Quinn, Jonathan F. Boucher, John R. Lowden, Adam E. Max, John M. Camp Profit Sharing Plan, John M. Camp, A. Richard Caputo, Jr., James E. Jordan, Jr. Profit Sharing Plan and Trust and Paul Rodzevick Profit Sharing Plan and Trust.

         "Jordan Investors' Representative" has the meaning specified in
Section 8.2 of this Agreement.

         "Liens" means any security interest, lien, charge, restriction, encumbrance or other interest of another Person.

         "Management Investors' Representative" has the meaning specified in
Section 8.2 of this Agreement.

         "Material Adverse Effect" means any circumstances or event that (i) has, or may be reasonably expected to have, any materially adverse effect upon the validity or enforceability of this Agreement or any of the other Recapitalization Documents or (ii) is, or may be reasonably expected to be, materially adverse to the business or operations of the Company and its subsidiaries, taken as a whole.

         "MCIT" has the meaning specified in the preamble to this Agreement.

         "1996 Stock Option Plans" shall mean the 1996 Stock Option Plans substantially in the form of Exhibit E hereto.

         "Non-Voting Common Stock" means the Company's non-voting common stock, par value $.01 per share.

         "Offering" shall mean the initial public offering of ___________ shares of Common Stock (and ___________ additional shares pursuant to over-allotment options) (as adjusted for the Stock Split) by the Underwriters, in concurrent offerings in the United States and outside the United States, pursuant to the Registration Statement.

         "Old Consulting Agreement" means the Management and Consulting Agreement between the Company and TJC, dated as of September 1, 1994, as amended on February 7, 1996.

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         "Osborn" has the meaning specified in the preamble to this Agreement.

         "Parties" has the meaning specified in the preamble to this Agreement.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "PMI" has the meaning specified in the preamble to this Agreement.

         "Pricing Committee" means the Pricing Committee of the Company's Board of Directors, established in connection with the Offering, and composed of Messrs. Caputo and Jaro.

         "Recapitalization" has the meaning specified in the recitals to this Agreement.

         "Recapitalization Documents" means this Agreement (including all Schedules and Exhibits hereto) and each of the agreements, instruments, consents and documents referred to in Sections 5.2 through 5.13, the Registration Statement, and the Underwriting Agreements.

         "Reclassification" has the meaning set forth in recitals to this Agreement.

         "Registration Statement" has the meaning set forth in the recitals to this Agreement.

         "Seller Notes" has the meaning specified in the recitals to this Agreement.

         "Senior Subordinated Notes" has the meaning specified in the recitals to this Agreement.

         "Stock Split" has the meaning specified in the recitals to this Agreement.

         "Stockholder Chart" means the stockholder chart described in Section
2.3 and set forth as Exhibit F hereto.

         "Stockholders" has the meaning specified in the preamble to this Agreement.

         "Stockholders Agreement" means the Stockholders Agreement, dated as of September 1, 1994, as amended by Consent and Amendment No. 1 to the Stockholders Agreement, dated as of November 30, 1994, as further amended by Waiver and Amendment No. 2 to the Stockholders Agreement, dated as of February 7, 1996, and as further amended and restated by the Amended and Restated Stockholders Agreement.

         "Subordinated Notes" has the meaning specified in the recitals to this Agreement.

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         "Termination Date" means _____, 1996.

         "TJC" has the meaning specified in the preamble to this Agreement.

         "Underwriting Agreements" means the Underwriting Agreements, Custody Agreement, Power of Attorney and related documentation relating to the Offering.

         "Underwriters" means Smith Barney, Inc., PaineWebber Incorporated and EVEREN Securities, Inc., as managing underwriters, on behalf of themselves and the other underwriters, under the Underwriting Agreements.


                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the other Parties to this Agreement, as of the Closing Time, as follows:

         Section 2.1. Due Authorization. The Company is a duly organized, validly existing corporation under the laws of the State of Delaware. Each of this Agreement and the other Recapitalization Documents have been duly authorized, executed and delivered by the Company and each of this Agreement and such other Recapitalization Documents is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity (whether arising under a proceeding at law or in equity). The Amended and Restated Company Charter has been duly filed with the Secretary of State of the State of Delaware.

         Section 2.2. Authority; No Conflicts. The Company has the corporate power and authority and the legal right to make, deliver and perform, and has taken all necessary corporate action to authorize the transactions contemplated by this Agreement and the other Recapitalization Documents, and to conduct its business as described in the Registration Statement. Neither the execution and delivery of this Agreement or the other Recapitalization Documents nor the consummation of any of the transactions contemplated herein or therein nor compliance with the terms and provisions hereof or thereof (a) violates or will violate any law or regulation or any order or decree of any court or government instrumentality applicable to the Company or any of its subsidiaries or properties, except such violations as would not, in the aggregate, have a Material Adverse Effect, or (b) conflicts with or would result in the breach of, or constitutes a default under, any contract, lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries, is a party or by which any of

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them or any of their respective assets may be bound, except such conflicts, breaches or defaults as have been waived or consents therefor have been obtained or such conflicts, breaches or defaults as would not, in the aggregate, have a Material Adverse Effect. Except as contemplated herein, no consent, approval, authorization or order is presently required in connection with the execution and delivery of this Agreement or the Recapitalization Documents by the Company or the consummation of the transactions contemplated hereby or thereby that has not been obtained, except for such consents, approvals, authorizations or orders as would not, in the aggregate, have a Material Adverse Effect.

         Section 2.3.  Capital Stock.
                       -------------

         (a) At the Closing Time, the Company's authorized capital stock shall consist of _____ shares of Common Stock, _____ shares of Non-Voting Common Stock and 1,000,000 shares of Preferred Stock. At the Closing Time, the Company shall have ______ shares of Common Stock outstanding, ______ shares of Non-Voting Common Stock outstanding, 0 shares of Preferred Stock outstanding and ______ shares of Common Stock reserved for issuance for options granted pursuant to the 1996 Stock Option Plans.

         (b) Set forth on the Stockholder Chart is a true, complete and correct chart showing, among other things, the record ownership of the Company's Equity Securities prior to the Recapitalization.


                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES

         Each of the Parties to this Agreement (other than the Company and Enterprises) represent and warrant, severally as to themselves and not jointly, to each of the other Parties to this Agreement, as of the Closing Time, as follows:

         Section 3.1. Due Authorization. Each of this Agreement and the other Recapitalization Documents to which such Party is a party have been duly authorized, executed and delivered by such Party, as required, and each of this Agreement and such other Recapitalization Documents is a legal, valid and binding obligation of such Party, enforceable against such Party, in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity (whether arising under a proceeding at law or in equity).

         Section 3.2. Authority; No Conflicts. Such Party has the power and authority and the legal right to make, deliver and perform, and has taken all necessary corporate action to authorize the transactions contemplated by, this Agreement and the other Recapitalization

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Documents to which such Party is a party. Neither the execution and delivery of this Agreement or such Recapitalization Documents nor the consummation of any of the transactions contemplated herein or therein nor compliance with the terms and provisions hereof or thereof (a) violates or will violate any law or regulation or any order or decree of any court or government instrumentality applicable to such Party, except such violations as would not, in the aggregate, have a Material Adverse Effect, or (b) conflicts with or would result in the breach of, or constitutes a default under, any contract, lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which such Party is a party or by which they or any of their respective assets may be bound, except such conflicts, breaches or defaults as have been waived or consents therefor have been obtained or such conflicts, breaches or defaults as would not, in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of any governmental authority is presently required in connection with the execution and delivery of this Agreement or the Recapitalization Documents by such Party or the consummation of the transactions contemplated hereby or thereby that has not been obtained.

         Section 3.3. Capital Stock. Such Party, if a Stockholder, is the record and beneficial owner of the Company's Equity Securities ascribed to such Party in the Stockholder Chart and beneficially owns such Equity Securities free and clear of any Liens, other than such as may be created under the Stockholders Agreement.


                                  ARTICLE IV

                                  THE CLOSING

         Section 4.1. Closing. Upon satisfaction of the conditions set forth herein, the transactions contemplated by this Agreement, other than those contemplated by Sections 5.3(a), 5.3(c), 5.4, 5.8, 5.10 and 5.11 which will be deemed consummated at the times set forth therein, shall be consummated at the closing (the "Closing") thereof, which shall occur on the closing date of the Offering (the "Closing Time") at the offices of Mayer, Brown & Platt, New York, New York, or at such other place as shall be agreed upon by the Stockholders and the Company. All of the transactions contemplated by this Agreement shall be deemed to have been consummated simultaneously and none of such transactions shall be deemed consummated unless all of such transactions are consummated. Notwithstanding the foregoing, if the Closing does not occur by the Termination Date, none of the Parties hereto shall have any obligations under Article V or otherwise under this Agreement.


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                                   ARTICLE V

                             THE RECAPITALIZATION

         Section 5.1. General. Each of the Parties (in whatever capacity, including as stockholders of the Company) will take all actions, including executing and delivering all of the Recapitalization Documents to which it is a party, necessary or reasonably requested by the Company, to authorize, adopt, approve, implement, consummate and close the Recapitalization Documents and the Recapitalization generally, provided that, with regard to Parties that are directors of the Company, the foregoing will be subject to their fiduciary duties as directors.

         Section 5.2. Preferred Stock. Upon the Closing, the Company shall use a portion of the net proceeds of the Offering to redeem all of the issued and outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock and Class B Preferred Stock, and will pay from the net proceeds of the Offering dividends accruing after June 30, 1996 through the Closing Date. At the Closing, the holder of the Class A1 Preferred Stock, Class A2 Preferred Stock and Class B Preferred Stock will deliver to the Company certificates representing their shares of stock for redemption and cancellation.

         Section 5.3.  Amended Charter Documents.

         (a) Prior to the effective date of the Registration Statement, the Amended and Restated Company Charter will be duly approved and adopted as the Charter of the Company and filed by the Company with the Secretary of State of the State of Delaware.

         In the event the Closing does not occur by the Termination Date, then the Stockholders hereby consent, and the Company hereby agrees, without any further action by the Stockholders, to promptly effect an amendment to the Amended and Restated Company Charter so that it is identical to the Company's certificate of incorporation in effect as of the date hereof.

         (b) At or prior to the Closing, the Amended and Restated Company By-Laws will be duly approved and adopted as the By-Laws of the Company.

         (c) Prior to the effective date of the Registration Statement, BKC will consent to the adoption by the Company of those documents referred to in Sections 5.3(a) and 5.3(b) of this Agreement.

         Section 5.4.  Reclassification and Stock Split.

         (a) Effective simultaneously upon the filing of the Amended and Restated Company Charter, the Reclassification shall be effected and (i) each share of Class A Common Stock,

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Class C Common Stock and Class D Common Stock currently issued and outstanding shall be converted into a like number of shares of Common Stock and (ii) each share of Class B Common Stock currently issued and outstanding shall be converted into a like number of shares of Non-Voting Common Stock. Upon written notice, holders of the Class A Common Stock, Class C Common Stock or Class D Common Stock shall deliver their stock certificates to the Company for cancellation and such certificates which are not so delivered will thereafter represent the right to receive a new certificate or certificates representing an equivalent number of shares of Common Stock or Non-Voting Common Stock, as the case may be, subject to the effect of the Stock Split.

         (b) Effective upon the filing of the Amended and Restated Company Charter, the Stock Split shall be consummated and each holder of shares of capital stock of the Company shall be entitled to receive a new certificate or certificates representing the appropriate number of shares of Common Stock or Non-Voting Common Stock, as the case may be.

         (c) As a result of the Reclassification and the Stock Split, if any fractional interest in a share of Common Stock or Non-Voting Common Stock, as the case may be, would be deliverable, the Company, in lieu of delivering the fractional share, shall pay an amount to the holder thereof equal to (x) the initial public offering price of the Common Stock set forth on the cover page of the final prospectus forming a part of the Registration Statement, multiplied by (y) such stockholder's fractional interest in a share of Common Stock or NonVoting Common Stock, as the case may be.

         Section 5.5.  Subordinated Note Repurchase.

         (a) At the Closing, the Company will use a portion of the net proceeds from the Offering to repurchase at ___% of the principal amount the entire outstanding aggregate principal amount of the Senior Subordinated Notes and will pay accrued interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Senior Subordinated Notes will deliver to the Company the note(s) evidencing the principal amount of Senior Subordinated Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

         (b) At the Closing, the Company will use a portion of the net proceeds from the Offering to repurchase at ___% of the principal amount the entire outstanding aggregate principal amount of the Subordinated Notes and will pay accrued interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Subordinated Notes will deliver to the Company the note(s) evidencing the principal amount of Subordinated Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.


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         (c) At the Closing, the Company will use a portion of the net proceeds from the Offering to repurchase at ___% of the principal amount the entire outstanding aggregate principal amount of the Seller Notes from the holders thereof and will pay interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Seller Notes will deliver to the Company the notes evidencing the principal amount of Seller Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

         (d) At the Closing, the Company will use a portion of the net proceeds from the Offering to repurchase at ___% of the principal amount the entire outstanding aggregate principal amount of the BBI Notes from the holders thereof and will pay interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the BBI Notes will deliver to the Company the notes evidencing the principal amount of BBI Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

         Section 5.6. Repurchase of Warrants. Upon the Closing, the Company will enter into Amendment No. 1 to the PMI Note Purchase Agreement in substantially the form of Exhibit H hereto.

         Section 5.7. Employment Agreements. At or prior to the Closing, each of Messrs. Jaro, Osborn, Hubert, Aaseby and Vasatka will enter into new Employment and NonInterference Agreements in substantially the form of Exhibit I hereto.

         Section 5.8.  Amended and Restated Consulting Agreement.  At the
Closing: (i) the Company, Enterprises, and TJC will execute and deliver the Amended and Restated Consulting Agreement and (ii) the Company will pay to TJC $_____ as payment for accrued consulting fees and expenses incurred under the Old Consulting Agreement.

         Section 5.9. 1996 Stock Option Plans. Prior to the filing of the Amended and Restated Company Charter with the Secretary of State of the State of Delaware, the Company and the Stockholders will duly approve and adopt the 1996 Stock Option Plans.

         Section 5.10. Directors Indemnification Agreements and D&O Insurance. At the Closing, the Company will enter into the Directors Indemnification Agreements with each of the signatories to the Registration Statement.

         Section 5.11. Lock-Ups and Waivers. Prior to the effective date of the Registration Statement, each of the Stockholders hereby agree to execute and deliver to the Company and the Underwriters a "lock-up" agreement substantially in the form of Exhibit J hereto.


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         Section 5.12. 1996 Annual Meeting of Stockholders. The Parties hereby agree to execute and deliver stockholder consents, substantially in the form of Exhibit K hereto, with regard to (a) the Amended and Restated Company Charter, (b) the Amended and Restated Company By-Laws, (c) the Reclassification, (d) the 1996 Stock Option Plans, (e) the Stock Split, (f) the Recapitalization Agreement and Recapitalization Documents, (g) the election of directors of the Company as reasonably requested by the Company,
(h) the ratification of the appointment of accountants and (i) such other matters as the Pricing Committee shall determine to submit for stockholder approval. The Parties hereto hereby agree and acknowledge that such stockholder consents shall serve as and constitute the Company's 1996 Annual Meeting of Stockholders.

         Section 5.13. Amended and Restated Stockholders Agreement. At the Closing, the Company and the Stockholders will execute, deliver and consummate the Amended and
Restated Stockholders Agreement.


                                  ARTICLE VI

                          CONDITIONS OF THE PARTIES'
             (OTHER THAN THE COMPANY AND ENTERPRISES) OBLIGATIONS

         Section 6.1. Conditions of the Stockholders' Obligations. The obligation of each of the Parties (other than the Company and Enterprises) on the Closing Time to consummate the transactions contemplated by Article V of this Agreement will be subject to the prior or concurrent satisfaction on the Closing Time of the following conditions:

                  (a) Representations and Warranties; Agreements; No Default. The representations and warranties of the Company set forth in this Agreement will be true in all material respects at and as if repeated on and as of the Closing Time after giving effect to the transactions contemplated hereby; and the Company will have executed, delivered and consummated all Recapitalization Documents on its part to be performed pursuant to this Agreement on or prior to the Closing Time.

                  (b) Certificate as to Representations, Etc. The Parties (other than the Company and Enterprises) will each have received an Officers' Certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company, addressed to the Parties (other than the Company and Enterprises) and dated as of the date of the Closing, certifying the accuracy of the statements set forth in clause (a) above.

                  (c) Recapitalization and Recapitalization Documents. Subject to the proviso at the end of Section 4.1, (a) each of the other Parties to the Recapitalization Documents will have executed, delivered and consummated the Recapitalization Documents to

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         which they are parties, (b) the Offering and the Amended and Restated
         Bank Credit Agreement will close concurrently with the Closing hereunder and (c) the Recapitalization will have been consummated.

                  (d) Closing Papers. The Parties will have received copies of the following:

                           (i) copies of the resolutions adopted by the Board
                  of Directors and stockholders of the Company authorizing the execution, delivery and performance of this Agreement and each of the Recapitalization Documents and the other transactions contemplated hereby;

                           (ii)  copies of each of the Recapitalization
                  Documents; and

                           (iii) an incumbency certificate in respect of
                  officers of the Company executing the Recapitalization Documents, a standard good standing certificate from the Secretary of the State of Delaware in respect of the Company, and such other customary and standard documents reasonably requested by any of the Parties.


                                  ARTICLE VII

                    CONDITIONS OF THE COMPANY'S OBLIGATIONS

         Section 7.1. Conditions of the Company's Obligations. The obligation of the Company on the Closing Time to consummate the transactions contemplated by this Agreement will be subject to the prior or concurrent satisfaction on the Closing Time of the following conditions:

                  (a) Representations and Warranties; Agreements. The representations and warranties of the other Parties set forth in this Agreement shall be true in all material respects at and as if repeated on and as of the Closing Time after giving effect to the transactions contemplated hereby and the other Parties will have performed all agreements on their part to be performed pursuant to this Agreement on or prior to the Closing Time.

                  (b) Recapitalization and Recapitalization Documents. Subject to the proviso at the end of Section 4.1, (a) each of the other Parties to the Recapitalization Documents will have executed, delivered and consummated the Recapitalization Documents to which they are parties, (b) the Offering and the Amended and Restated Bank Credit Agreement will be consummated, (c) the Recapitalization will have been consummated and (d) BKC shall have delivered a written consent to the Company with respect to the matters set forth in
         Section 5(c) of this Agreement.

                  (c)  Consummation of the Company's Initial Public Offering.


                                 ARTICLE VIII

                                 MISCELLANEOUS

         Section 8.1. Waiver of First Refusal, Anti-Dilution Rights and Registration Rights. Each of the Parties (i) waives any right of first refusal it may have from the issuance and sale of the Common Stock in the Offering, including, but not limited to, any prior notice or response periods any Party may be entitled to, (ii) waives any right it may have to anti-dilution adjustment of its Equity Securities arising from the issuance and sale of the Common Stock in the Offering and (iii) agrees not to exercise any "demand registration right" it may have prior to the consummation of the Offering and for the period of time covered by the lock-up agreement and waives any "piggyback registration rights" it may have and related notice requirements as a result of the Offering.

         Section 8.2.  Power of Attorney.

                  (a) Each of the Jordan Investors hereby appoint A. Richard Caputo, Jr. to serve as their agent and attorney-in-fact (the "Jordan Investors' Representative"), with full power and authority (including power of substitution), in the name of and for an on behalf of each of the Jordan Investors, or in its own name as the Jordan Investors' Representative, to take all actions required or permitted under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the execution and delivery of each of the Recapitalization Documents and to effect all of the transactions set forth in Article V hereof). The authority conferred hereby shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by any of the Jordan Investors, or by operation of law, whether by the death or incapacity of any of the Jordan Investors, or the occurrence of any other event. Any notice given to the Jordan Investors' Representative shall constitute effective notice to each of the Jordan Investors, and any other party to this Agreement or any other Person may rely on any notice, consent, election or other communication received from the Jordan Investors' Representative as if such notice, consent, election or other communication had been received from each of the Jordan Investors.

                  (b) Each of the Management Investors hereby appoint Lawrence Jaro to serve as their agent and attorney-in-fact (the "Management Investors' Representative"), with full power and authority (including power of substitution), in the name of and for an on behalf of each of the Management Investors, or in its own name as the Management Investors' Representative, to take all actions required or permitted under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the execution and delivery of each of the Recapitalization Documents and to effect all of the transactions set forth in Article V hereof). The authority conferred hereby shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by any of the Management Investors, or by operation of law, whether by the death or incapacity of any of the Management Investors, or the occurrence of any other event. Any notice given to the Management Investors' Representative shall constitute effective notice to each of the Management Investors, and any other party to this Agreement or any other Person may rely on any notice, consent, election or other communication received from the Management Investors' Representative as if such notice, consent, election or other communication had been received from each of the Management Investors.

                  (c) The Jordan Investors' Representative and the Management Investors' Representative shall have no duties or responsibilities except those expressly set forth herein. The Jordan Investors' Representative and the Management Investors' Representative shall be held harmless by the Jordan Investors and the Management Investors, as the case may be, from any liability, loss, claim, demand or expense (including attorney's fees and expenses) arising out of or in connection with the performance of their obligations in accordance with this Agreement, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Jordan Investors' Representative and the Management Investors' Representative, as the case may be. The foregoing provision shall survive the resignation or substitution of the Jordan Investors' Representative or the Management Investors' Representative, as the case may be, or the termination of this Agreement.

         Section 8.3. Notices. Subject to Section 8.2 hereof, all notices and other communications pertaining to this Agreement shall be in writing and shall be delivered in person with receipt acknowledged, or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the address set forth under the respective party's name on the signature pages to this Agreement, or to such other person or address as shall be furnished to the other party in compliance with this Section.

         Section 8.4. Consent to Amendments and Waivers. The provisions of this Agreement may be amended only if the Company has obtained the written consent of a majority of the Parties, provided that (a) any adjustments to the Recapitalization Documents and the Recapitalization generally resulting from the determination of the price at which the Common Stock will be sold to the public in the Offering will not be considered amendments, and (b) waivers, supplements and modifications with regard to the representations and warranties in this Agreement will not be considered amendments.

         Section 8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         Section 8.6. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants and agreements of the Company contained herein shall bind its successors and assigns. The Company may not assign or transfer any of its rights or obligations hereunder (by operation of law or otherwise) without the prior written consent of each of the Parties.

         Section 8.7. Survival. All representations, warranties, covenants and agreements herein will survive the Closing.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       AMERIKING, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:



                                       NATIONAL RESTAURANT
                                        ENTERPRISES, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:



                                       MCIT PLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:


                                       BANCBOSTON INVESTMENTS INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:

                                       PMI MEZZANINE FUND, L.P.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:


                                       JORDAN INVESTORS:

                                       JORDAN/ZALAZNICK CAPITAL COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       LEUCADIA INVESTORS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       JOHN W. JORDAN, II REVOCABLE TRUST



                                       ---------------------------------
                                       Name:   John W. Jordan, II
                                       Title: Trustee




                                       ---------------------------------
                                       David W. Zalaznick




                                       ---------------------------------
                                       Jonathan F. Boucher




                                       ---------------------------------
                                       John R. Lowden




                                       ---------------------------------
                                       Adam E. Max

                                       JOHN M. CAMP PROFIT SHARING PLAN


                                       By:
                                          ------------------------------
                                          Name:   John M. Camp
                                          Title:  Trustee




                                       ---------------------------------
                                       John M. Camp




                                       ---------------------------------
                                       A. Richard Caputo, Jr.
                                       Address:  9 West 57th Street, Suite 4000,
                                       New York, New York  10019



                                       JAMES E. JORDAN, JR. PROFIT SHARING PLAN
                                       AND TRUST


                                       By:
                                          ------------------------------
                                          Name:   James E. Jordan, Jr.
                                          Title:  Trustee




                                       PAUL RODZEVIK PROFIT SHARING PLAN AND
                                       TRUST


                                       By:
                                          ------------------------------
                                          Name:   Paul Rodzevik
                                          Title:  Trustee

                               MANAGEMENT STOCKHOLDERS:


                               ---------------------------------
                               Lawrence Jaro
                               Address: c/o AmeriKing, Inc., 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154



                               ---------------------------------
                               William Osborn




                               ---------------------------------
                               Gary Hubert




                               ---------------------------------
                               Joel Aaseby




                               ---------------------------------
                               Scott Vasatka



                               ---------------------------------
                               Donald Stahurski

                                       JARO INVESTORS:

                                       TABOR RESTAURANTS ASSOCIATES, INC.


                                       By:
                                          -----------------------------------
                                          Name:   Lawrence Jaro
                                          Title:  President




                                       JARO ENTERPRISES, INC.


                                       By:
                                          -----------------------------------
                                          Name:   Lawrence Jaro
                                          Title:  President




                                       JARO RESTAURANTS ASSOCIATES, INC.


                                       By:
                                          -----------------------------------
                                          Name:   Lawrence Jaro
                                          Title:  President




                                       JB RESTAURANTS, INC.


                                       By:
                                          -----------------------------------
                                          Name:   Lawrence Jaro
                                          Title:  President

                                       OSBORN INVESTORS:

                                       OSBURGER, INC.


                                       By:
                                          -----------------------------------
                                          Name:   William Osborn
                                          Title:  President




                                       CASTLEKING, INC.


                                       By:
                                          -----------------------------------
                                          Name:   William Osborn
                                          Title:  President




                                       WHITE-OSBORN RESTAURANTS, INC.


                                       By:
                                          -----------------------------------
                                          Name:   William Osborn
                                          Title:  President




                                       ----------------------------
                                       Thomas H. Quinn




                                       TJC MANAGEMENT CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                                                   EXHIBIT A


                     AMENDED AND RESTATED COMPANY BY-LAWS

                                                                   EXHIBIT B


                     AMENDED AND RESTATED COMPANY CHARTER

                                                                   EXHIBIT C


                           INDEMNIFICATION AGREEMENT

                                                                   EXHIBIT D


                   AMENDED AND RESTATED CONSULTING AGREEMENT

                                                                   EXHIBIT E


                            1996 STOCK OPTION PLANS

                                                                   EXHIBIT F


                               STOCKHOLDER CHART

                           [Previously Distributed]

                                                                   EXHIBIT G


                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                                   EXHIBIT H


                 AMENDMENT NO. 1 TO PMI NOTE PUCHASE AGREEMENT

                                  [To Follow]

                                                                   EXHIBIT I


                   EMPLOYMENT AND NON-DISCLOSURE AGREEMENTS

                                                                   EXHIBIT J


                               LOCK-UP AGREEMENT

                     [To Come From Underwriters' Counsel]

                                                                   EXHIBIT K


          STOCKHOLDER WRITTEN CONSENT IN LIEU OF 1996 ANNUAL MEETING

                                  [To Follow]

                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I

                                  DEFINITIONS


                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  Section 2.1.  Due Authorization.........................................  6
  Section 2.2.  Authority; No Conflicts...................................  6
  Section 2.3.  Capital Stock.............................................  7

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES

  Section 3.1.  Due Authorization.........................................  7
  Section 3.2.  Authority; No Conflicts...................................  7
  Section 3.3.  Capital Stock.............................................  8

                                  ARTICLE IV

                                  THE CLOSING

  Section 4.1.  Closing   ................................................  8

                                   ARTICLE V

                             THE RECAPITALIZATION

  Section 5.1.  General   ................................................  9
  Section 5.2.  Preferred Stock...........................................  9
  Section 5.3.  Amended Charter Documents.................................  9
  Section 5.4.  Reclassification and Stock Split..........................  9
  Section 5.5.  Subordinated Note Repurchase.............................. 10
  Section 5.6.  Repurchase of Warrants.................................... 11
  Section 5.7.  Employment Agreements..................................... 11
  Section 5.8.  Amended and Restated Consulting Agreement................. 11
  Section 5.9.  1996 Stock Option Plans................................... 11
  Section 5.10.  Directors Indemnification Agreements and D&O Insurance... 11

  Section 5.11.  Lock-Ups and Waivers..................................... 12
  Section 5.12.  1996 Annual Meeting of Stockholders...................... 12
  Section 5.13.  Amended and Restated Stockholders Agreement.............. 12

                                  ARTICLE VI

                          CONDITIONS OF THE PARTIES'
             (OTHER THAN THE COMPANY AND ENTERPRISES) OBLIGATIONS

  Section 6.1.  Conditions of the Stockholders' Obligations............... 12


                                  ARTICLE VII

                    CONDITIONS OF THE COMPANY'S OBLIGATIONS

  Section 7.1.  Conditions of the Company's Obligations................... 13



                                 ARTICLE VIII

                                 MISCELLANEOUS

  Section 8.1.  Waiver of First Refusal, Anti-Dilution Rights and
                Registration Rights....................................... 14
  Section 8.2.  Power of Attorney......................................... 14
  Section 8.3.  Notices   ................................................ 15
  Section 8.4.  Consent to Amendments and Waivers......................... 15
  Section 8.5.  Governing Law............................................. 15
  Section 8.6.  Successors and Assigns.................................... 16
  Section 8.7.  Survival  ................................................ 16

                                   EXHIBITS


A     Amended and Restated Company By-Laws
B     Amended and Restated Company Charter
C     Indemnification Agreement
D     New Consulting Agreement
E     1996 Stock Option Plans
F     Stockholder Chart
G     Amended and Restated Stockholders Agreement
H     Amendment No. 1 to PMI Note Purchase Agreement
I     Employment and Non-Disclosure Agreements
J     Lock-up Letter
K     Stockholder Written Consent in Lieu of a 1996 Annual Meeting